Exhibit 99.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT is made and entered into this 11th day of May, 2007 (the “Agreement”) by and among PinnOak Resources, LLC (“PinnOak”), Pinnacle Land Company PLC, a wholly owned subsidiary of PinnOak (“PLC”), Pinnacle Mining Company LLC, a wholly owned subsidiary of PinnOak (“PMC” and together with PLC, the “Pinnacle Companies”), Beard Pinnacle LLC (“BP”) and Beard Technologies Inc. (“BTI”).

WITNESSETH

WHEREAS, the parties to this Agreement are parties to various agreements, documents and instruments comprising a pond fines recovery project at the Smith Branch site (the “Recovery Project”) located on property owned by one or more of the Pinnacle Companies;

WHEREAS, the principal agreements comprising the Recovery Project (such agreements referred to as the “Constituent Agreements”) are as follows:

•	Amended and Restated Operating Agreement of Beard Pinnacle, LLC dated October 31, 2006 by and among the individual PinnOak Parties and BTI (the “LLC Agreement”).
•	Amended and Restated Agreement for a Pond Fines Recovery Facility dated October 31, 2006 between BP and PMC (the “Pond Fines Agreement”).
•	Amended and Restated Contract Operating Agreement dated October 31, 2006 between BTI and BP (the “Operations Agreement”).
•	Fourth Amended and Restated Promissory Note dated October 7, 2005 made by BP in favor of PinnOak as guaranteed by BTI (the “BP Note”).

•	Security Agreement dated as of August 9, 2006 entered into by BTI in favor of PinnOak (the “Security Agreement”).
•	Pledge Agreement dated as of August 9, 2006 entered into by BTI in favor of PinnOak (the “Pledge Agreement”).
•	Certificate of Limited Liability Company Interest in BP dated October 31, 2006 evidencing BTI’s 25% membership interest in BP.
•	Lease Agreement dated September 7, 2004 between PLC, PMC and BTI, as lessee, as later assigned to BP (the “Pinnacle Lease”).
•	Co-Investment Agreement dated October 31, 2006 between BTI and PinnOak (the “Co-Invest Agreement”).

WHEREAS, the parties hereto desire to unwind the Recovery Project and transfer, assign or terminate as appropriate the Constituent Agreements;

NOW, THEREFORE, for and in consideration of the material covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, it is agreed as follows:

I.	ACKNOWLEDGMENTS

A.         The Parties acknowledge and agree that the recitals set forth above are true and correct and are hereby incorporated by this reference as if they were fully set forth herein.

B.          Each Party warrants and represents that it has the full power and authority to make, deliver, enter, and perform the terms and conditions of this Agreement and that the consent or approval of a third party is not required for such Party to enter and perform this Agreement.

II.	AGREEMENTS
A.	TRANSFER OF ASSETS

1.           Effective as of the date hereof, BTI hereby transfers, conveys and assigns to BP good and marketable title, free and clear of all liens, charges and encumbrances (except for any encumbrance created by or resulting from the LLC Agreement) to all of BTI’s 25% membership interest in BP.

2.           Effective upon the termination of the Operations Agreement as described below in Section D hereof:

(i)         BTI will assign to BP or its designee that certain collective bargaining agreement between BTI and the United Mine Workers of America (the “Labor Agreement”), but only as it pertains to the Recovery Project at the Smith Branch site and the assignee of that partial assignment shall assume all of BTI’s responsibilities and obligations under the Labor Agreement from and after the date of such partial assignment insofar as those responsibilities and obligations arise or pertain in any manner to the Recovery Project, it being the intention of the parties hereto that BTI shall remain a party of the Labor Agreement insofar as it may apply now or in the future at any location other than the Recovery Project;

(ii)        BP or its designee will offer employment to those salaried employees of BTI who are identified on Exhibit A attached hereto (the “Identified Employees”) upon no less favorable terms and conditions of employment as currently existing, and BP or such designee will assume all responsibilities and obligations of BTI with respect to that employment relationship insofar as they arise in connection with and from and after each Identified Employee’s acceptance of that offer, and BTI will consent to acceptance of such employment by the Identified Employees, but BTI shall have no obligation to recommend or encourage that employment and shall have the unfettered right to continue or terminate its employment of any one or more of the Identified Employees at any time in its sole discretion notwithstanding any other provision in this Agreement; and

(iii)       In order to fully effectuate the partial assignment of the Labor Agreement to BP or its designee as contemplated by this Agreement, BTI and BP or its designee will execute an Assignment and Assumption Agreement in substantially the form attached hereto as Exhibit A.

3.           Each party hereto shall use its respective commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, and cooperate with each other in order to do, all things necessary, proper and advisable to consummate the transactions contemplated by Section A of this Agreement and to facilitate the acceptance by the Identified Employees of employment with BP as contemplated by this Agreement.

B.	LICENSE OF BTI INTELLECTUAL PROPERTY

1.           BTI hereby grants BP a nonexclusive royalty-free license to use the BTI Intellectual Property (as defined in Section B.3. hereof) solely for the purpose of, and as reasonably necessary for the performance of the operation of a pond fines recovery facility at the Smith Branch Coal Refuse Disposal Facility at PMC’s Pinnacle Preparation Plant near Pineville, Wyoming County, West Virginia (the “Pinnacle Site”), and the processing of raw slurry at such site (the “License”). The License shall terminate and be of no further force or effect upon the recovery of all commercially recoverable pond fines from the Smith Branch Site. Except as represented by BTI in Section B.2., BP’s use of the License shall be at its sole risk, without representation or warranty of any kind from BTI.

2.           BTI hereby represents and warrants that to the actual knowledge of BTI, the BTI Intellectual Property is free and clear of all liens and similar encumbrances and does not infringe upon the intellectual property rights of any third person.

3.           For purposes of this Agreement, the term “BTI Intellectual Property” means all of BTI’s rights available under U.S. Patent No. 5,231,797 (Process for Treating Moisture Laden Coal Fines) issued on August 3, 1993, and other proprietary and legally protected know how, show how and technology owned by BTI that is used or useful in the construction and operation of a pond fines recovery plant. For purposes of this Section B and Section H, the term “actual knowledge of BTI” shall mean the personal knowledge, as of the date hereof, of W.M. Beard, Dave Henry, and Herb Mee, Jr. without independent investigation of the matters being represented.

C.	RELEASE OF GUARANTY

PinnOak hereby releases and holds harmless BTI from any and all liability under that certain guaranty of the BP Note and the guarantee shall terminate and be void and of no further force or effect.

D.	INTERIM OPERATIONS
The Operations Agreement is hereby amended as follows:

1.           Section 3, “Term” of the Operations Agreement is amended and restated as follows:

“This Agreement will terminate upon the earlier to occur of (x) November 11, 2007 [6 month period] or (y) written notice to BTI from BP specifying a termination date that is not less than 10 business days following the date of BTI’s receipt of such written notice.”

2.	Section 4 of the Operations Agreement is deleted in its entirety.
3.	Section 5 of the Operations Agreement is deleted in its entirety.

4.           Sections 8.1 and 8.2 of the Operations Agreement are deleted in their entirety and replaced by the following:

“8.1.      For the period between May 11, 2007 and the date of the termination of this Agreement, BP shall pay BTI, as interim operator under the Pond Fines Agreement, a monthly operating and administrative overhead fee of $1.25 per ton of conforming coal produced in connection with the “Pond Fines Recovery Operation” as defined in the Pond Fines Agreement (the “Overhead Charge”). BP shall pay the Overhead Charge to BTI on or before the fifteenth (15th) day of a calendar month immediately succeeding the calendar month in which the Overhead Charge was incurred.

“8.2.	Intentionally Omitted.”

5.           Section 8.3 of the Operations Agreement is amended by adding the following to the end of existing Section 8.3:

“All amounts payable under this Section 8.3 other than salary, wages and insurance shall be paid directly by BP. BP shall fund all salary, wages and insurance expenses promptly upon receipt of appropriate documentation of amounts due or, as respects salary and wages, estimated to be due. At least three (3) days before such salaries and wages are required to be paid to the persons entitled thereto, BTI will provide BP with BTI’s reasonable, good faith written estimate of the aggregate amount of those salaries and wages for the applicable pay period (the “Estimated Salaries and Wages”). BP shall deliver the Estimated Salaries and Wages in readily available funds to BTI on or before the date those salaries and wages are required to be paid to the persons entitled to them. After BTI’s receipt of those funds from BP, BTI will disburse those funds on the date due to the persons entitled to those Estimated Salaries and Wages. To the extent the actual aggregate amount of salaries and wages for any pay period vary from BTI’s Estimated Salaries and Wages due for that pay period, the overage or underage, as applicable, shall be promptly paid by the party owing same to the other party.”

E.	TERMINATION OF AGREEMENTS

Effective as of the date hereof each of the Co-Invest Agreement, the Security Agreement and the Pledge Agreement is hereby terminated and of no further force and effect. No party hereto shall disparage or impugn the reputation of any other party to this Agreement to any third party with respect to such other party’s performance of any of its obligation, duties, responsibilities or agreements provided in any of the Constituent Agreements or in connection with the Recovery Project, except in any action brought to enforce or obtain relief or damages with respect to any claim, right or cause of action asserted in any proceeding concerning any breach of this Agreement or the Operations Agreement.

F.	MUTUAL RELEASE

1.	Release of the PinnOak Parties

For and in consideration of BP, PinnOak, and the Pinnacle Companies (collectively the “PinnOak Parties”) entering this Agreement and other good and valuable consideration received from or on behalf of the PinnOak Parties, the receipt of which is hereby acknowledged, BTI hereby remises, releases, acquits, satisfies and forever discharges the PinnOak Parties and their officers, directors, agents, employees, affiliates, subsidiaries, parent corporation, and all of their assignees (individually and together “Released PinnOak Parties”), of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or in equity, which BTI ever had, now has or which any successor or assign of BTI hereafter can, shall, or may have, whether known or unknown, against the Released PinnOak Parties for, upon, or by reason of any matter, cause, or thing arising out of the Recovery Project or the Constituent Agreements, excluding any right, claim and/or cause of action that BTI has, shall have or may have arising from or in connection with the obligations of the PinnOak Parties under this Agreement or the Operations Agreement, as amended, the basis of which initially arises on or after the date hereof.

G.	RELEASE OF BTI

1.           For and in consideration of BTI entering this Agreement and other good and valuable consideration received from or on behalf of BTI, the receipt of which is hereby acknowledged, the PinnOak Parties hereby remise, release, acquit, satisfy and forever discharge BTI and its officers, directors, agents, employees, affiliates, subsidiaries, parent corporation and all of their assignees (individually and together “Released BTI Parties”), of and from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which any one or more of the PinnOak Parties ever had, now have, or which any successor or assign of the PinnOak Parties hereafter can, shall, or may have, whether known or unknown, against the Released BTI Parties for, upon, or by reason of any matter, cause, or thing arising out of the Recovery Project or any one or more of the Constituent Agreements, excluding any right, claim and/or cause of action that the PinnOak Parties have, shall have or may have arising from or in connection with the obligations of BTI under this Agreement or the Operations Agreement, as amended, the basis of which initially arises on or after the date hereof.

H.	THIRD PARTY CLAIMS

For the considerations stated in this Agreement, (i) BTI hereby assigns and delegates to BP all of BTI’s rights, causes of action, claims, benefits, obligations, undertakings, liabilities, and responsibilities under that certain Construction Contract made and entered into as of August 7, 2005 (the “BGS Agreement”), between BTI and Boyce, Graybeal & Sayre, Inc. (“BGS”), pursuant to which BGS constructed the pond fines recovery facility and related services at the Smith Branch site, (ii) BP hereby assumes and accepts all such rights, claims, causes of action, benefits, obligations, undertakings, liabilities, and responsibilities of BTI under the BGS Agreement, and (iii) agrees to discharge those obligations, undertakings, and responsibilities in accordance with the terms of the BGS Agreement and to indemnify, defend, and hold harmless BTI with respect to same. To the actual knowledge of BTI, there are no remaining services to be performed by BGS under the BGS Agreement and BTI’s only remaining executory obligations under the BGS Agreement are the payment to BGS of $562,353.05 pursuant to Invoice Number 3653, $28,465.00 pursuant to Invoice Number 3723, and $38,479.16 pursuant to Invoice Number 3726, a copy of each of which has been provided by BTI to BP. For the considerations stated in this Agreement, Beard Pinnacle hereby agrees to indemnify, defend, and hold harmless BTI with respect to any and all claims made by third parties which are unaffiliated with BTI for the payment for services performed and/or materials, goods, equipment and supplies provided by such third parties in connection with the construction and/or operation of the pond fines recovery facility at the South Branch site (including, without limitation, services rendered with respect to the hauling and transportation of product) for which payment of same has not heretofore been received by BTI from BP.

I.	MISCELLANEOUS
1.	NOTICE

All notices, consents, or other communication under this Agreement must be in writing and shall be deemed sufficiently given if delivered or sent via nationally recognized overnight delivery service or registered or certified mail, postage fully prepaid as follows: if to one of the PinnOak Parties: to Ben Statler, PinnOak Resources, LLC, Suite 300, 601 Technology Drive, Canonsburg, PA 15317; and if to BTI, to Beard Technologies, 355 William Pitt Way, Pittsburgh, Pennsylvania 15238, Attention: C. David Henry, with a copy to: Beard Technologies, 5600 N. May Avenue, Suite 320,

Oklahoma City, Oklahoma 73112, Attention: Herb Mee, Jr. Notice shall be deemed delivered upon receipt of the overnight delivery or the registered or certified mail delivery or upon attempted delivery if said deliver is refused.

2.	CONSTRUCTION

The Parties acknowledge and agree that this Agreement has been prepared after negotiations among the Parties and, if any ambiguity is contained herein, no weight shall be given in favor of or against any Party in resolving such ambiguity on account of that Party’s drafting of the Agreement.

3.	BINDING EFFECT

The Parties acknowledge and agree that this Agreement is binding upon each of the Parties and their respective successors and assigns.

4.	COUNTERPARTS

The Parties acknowledge and agree that they may execute this Agreement in any number of counterparts, each of which shall be deemed an original, constitute the same instrument, and have the same effect as if all Parties executed the same original document.

5.	INTEGRATION

The Parties acknowledge and agree that none of them have relied upon any oral statement or agreement in making the decision to execute this Agreement.

6.	GOVERNING LAW AND FORUM SELECTION CLAUSE

The Parties acknowledge and agree that this Agreement is governed by the laws of the Commonwealth of Pennsylvania, without regard to its choice of law provisions.

7.	ENTIRE AGREEMENT

The Parties acknowledge and agree that this Agreement, along with the Operations Agreement, as amended by this Agreement, constitute the entire agreement of the Parties and that there are no other verbal or written agreements between them. Each of the Parties affirms that there are no contemporaneous oral promises, representations, or agreements not set forth herein inducing entry into this Agreement and that all prior negotiations, discussions, statements, and representations are merged herein. This Agreement may only be modified by a written modification signed by both Parties. Reliance by the Parties on verbal communication accordingly is unwarranted.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above.

PINNOAK RESOURCES, LLC

By  /s/ Benjamin M. Statler

Benjamin M. Statler

Its:  Chairman

PINNACLE LAND COMPANY, LLC

By  /s/ Ronnie Marcum

Ronnie Marcum

Its:   Vice President

PINNACLE MINING COMPANY, LLC

By  /s/ Ronnie Marcum

Ronnie Marcum

Its:  Vice President & Secretary

BEARD PINNACLE, LLC

By  /s/ W. M. Beard

W. M. Beard

Its:  Chairman

BEARD TECHNOLOGIES, INC.

/s/ Herb Mee, Jr.

By  /s/ Herb Mee, Jr.

Herb Mee, Jr.

Its:   Vice President

Exhibit A

PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT

2005 COLLECTIVE BARGAINING AGREEMENT

This Partial Assignment and Assumption Agreement (“Agreement’) dated the _____ day of ________, 2007, between Beard Technologies Inc. (“BTI”) and _______________ (“_____________”).

WITNESSETH:

WHEREAS, BTI is a signatory to a 2005 Wage Agreement Between BTI and the United Mine Workers of America, International Union (“UMWA”) made August 1, 2005 (the “2005 Collective Bargaining Agreement”), and

WHEREAS, BTI is, concurrently with this Agreement, ceasing operation of a pond fines recovery project located on the Smith Branch property in Wyoming County, West Virginia (the “Recovery Project”);

NOW, THEREFORE, in consideration of the cessation of operation of the Recovery Project aforesaid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, BTI and _____________ agree as follows:

1.           BTI hereby assigns to _____________ all of its right, title and interest in, to and under the 2005 Collective Bargaining Agreement, but only insofar as it pertains to the Recovery Project as of the date of this Agreement.

2.           _____________ hereby accepts the aforesaid partial assignment of the 2005 Collective Bargaining Agreement, agrees to assume and discharge the obligations of BTI under the 2005 Collective Bargaining Agreement in accordance therewith, but only insofar as it pertains in any manner to the Recovery Project and that pertain to the period from and after the date of this Agreement, and agree to be bound by the 2005 Collective Bargaining Agreement as partial successors to BTI.

3.           BTI shall remain a party to the 2005 Collective Bargaining Agreement insofar as it may apply now or in the future at any location other that the Recovery Project and shall retain all rights, benefits and privileges inuring to it under the 2005 Collective Bargaining Agreement except as otherwise provided in this Agreement.

IN WITNESS WHEREOF, the parties, through their duly authorized officers, have affixed their signature hereto.

BEARD TECHNOLOGIES INC.	_____________________________

By: __________________________	By: ____________________________